December 12, 2023 Investor Presentation Orrstown Financial Services, Inc. (Nasdaq: ORRF) Merger of Equals with Codorus Valley Bancorp, Inc. (Nasdaq: CVLY) Exhibit 99.2

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Orrstown Financial Services, Inc. (“Orrstown” or “ORRF”) and Codorus Valley Bancorp, Inc. (“Codorus Valley” or “CVLY”). Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Orrstown’s and Codorus Valley's current expectations and assumptions regarding Orrstown's and Codorus Valley's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Orrstown's or Codorus Valley's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Orrstown and Codorus Valley; the outcome of any legal proceedings that may be instituted against Orrstown or Codorus Valley; delays in completing the proposed transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or shareholder approvals, or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Orrstown and Codorus Valley to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Orrstown and Codorus Valley do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties' ability to pursue certain business opportunities and strategic transactions; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Orrstown and Codorus Valley successfully; the dilution caused by Orrstown's issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Orrstown or Codorus Valley. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Orrstown and Codorus Valley disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Orrstown, Codorus Valley and factors which could affect the forward-looking statements contained herein can be found in Orrstown's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC, and in Codorus Valley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC. SEC filings are available free of charge on the SEC's website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Additional Information About the Merger and Where to Find It In connection with the proposed transaction, Orrstown intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Codorus Valley and Orrstown and a prospectus of Orrstown, which will be distributed to the shareholders of Codorus Valley and Orrstown in connection with their votes on the merger of Codorus Valley with and into Orrstown and the issuance of Orrstown common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents Orrstown and Codorus Valley have filed with the SEC, free of charge at the SEC's website, www.sec.gov, or by accessing Orrstown's website at www.orrstown.com under the "Investor Relations" link and then under the heading "Documents," or by accessing Codorus Valley's website at ir.peoplesbanknet.com. In addition, documents filed with the SEC by Orrstown or Codorus Valley will be available free of charge by (1) writing Orrstown at 4750 Lindle Road, Harrisburg, PA 17111, Attention: Matthew Dyckman or (2) writing Codorus Valley at 105 Leader Heights Road, York, PA 17403, Attention: John Moss. Disclaimer

No Offer or Solicitation This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Orrstown, Codorus Valley or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. Participants in Solicitation The directors, executive officers and certain other members of management and employees of Orrstown may be deemed to be participants in the solicitation of proxies from the shareholders of Orrstown in connection with the proposed transaction. Information about Orrstown's directors and executive officers is included in the proxy statement for its 2023 annual meeting of Orrstown's shareholders, which was filed with the SEC on March 31, 2023. The directors, executive officers and certain other members of management and employees of Codorus Valley may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Codorus Valley. Information about the directors and executive officers of Codorus Valley is included in the proxy statement for its 2023 annual meeting of Codorus Valley shareholders, which was filed with the SEC on March 31, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above. Disclaimer

Baltimore PA MD New Headquarters ORRF Branches (21) CVLY Branches (30) 2025 ROAA 2025 ROATCE 2025 Efficiency 2025 Net Income 2025 GAAP EPS Accretion 2025 Cash EPS Accretion3 Market Cap AUM Assets Loans Deposits IRR TBV Earnback4

Strategic Rationale Significantly Enhanced Scale 1 Peer Leading Performance 2 Strategically Compelling 3 Strong Transaction Metrics 4 Benefits All Stakeholders 5

Lancaster Harrisburg Baltimore Hagerstown Chambersburg Company Overview Branch Footprint Q3 2023 Financial Highlights Thomas Quinn, Jr. (President & CEO) $258M Market Capitalization1 $3.1B Total Assets $1.7B AUM/A 3.73% Net Interest Margin Holding company for Orrstown Bank, founded in 1919, and headquartered in Shippensburg, Pennsylvania Operates 21 branches serving consumers and businesses throughout Central and Eastern Pennsylvania and the greater Baltimore, Maryland region Established track record of profitable growth Experienced M&A team with two completed bank mergers since 2018 ORRF (21) $2.3B Total Loans $2.5B Total Deposits 0.73% NPAs / Assets 1.18% ROAA 16.2% ROATCE Orrstown Financial Services, Inc. (ORRF) Appointed President & CEO of ORRF in May 2009 30+ years of banking experience Will lead the pro forma company as President & Chief Executive Officer

# Codorus Valley Bancorp, Inc. (CVLY)

ORRSTOWN Financial Services, Inc. | CODORUS VALLEY BANCORP, INC.

## Company Overview

- Holding company for **PeoplesBank, A Codorus Valley Company, founded in 1864,** and headquartered in **York, Pennsylvania**
- **Largest full-service bank** headquartered in York County with **30 branches** spanning **South Central Pennsylvania** and the **greater Baltimore, Maryland region**
- Offers full range of **consumer, business, wealth management and mortgage services**

## Branch Footprint



Harrisburg
Lancaster
York
Hanover
Baltimore
CVLY (30)

## Q3 2023 Financial Highlights

| | | |
|---|---|---|
| $2.2B<br>Total Assets | $1.7B<br>Total Loans | $1.9B<br>Total Deposits |
| 1.08%<br>ROAA | 12.8%<br>ROATCE | 3.64%<br>Net Interest Margin |
| $197M<br>Market Capitalization[1] | $1.0B<br>AUM/A | 0.36%<br>NPAs / Assets |

## Craig Kauffman (President & CEO)

- Appointed President & CEO of CVLY in **October 2021** after joining CVLY in 2018
- **30+ years** of banking experience
- Will join the company as **Chief Operating Officer** and **succeed Thomas Quinn as CEO** in June 2025

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Central Maryland Eastern Community Bank Deposits in PA and MD1 #7 Community Bank in PA & MD #10 #17 New Headquarters ORRF Branches (21) CVLY Branches (30) Regional Breakout Commanding Positions in Attractive and Diverse Markets Maryland Region: $769M Deposits 9 Branches Central Region: $3.3B Deposits 29 Branches Eastern Region: $391M Deposits 13 Branches

Population: Median HHI: # of Businesses: Projected ’23 - ‘28 Growth Population: HHI: 302K $68K 7.0K 3.6% 9.3% Population: Median HHI: # of Businesses: Projected ’23 - ‘28 Growth Population: HHI: 557K $75K 28.6K 1.7% 11.5% Population: Median HHI: # of Businesses: Projected ’23 - ‘28 Growth Population: HHI: 157K $70K 3.1K 1.3% 9.3% Population: Median HHI: # of Businesses: Projected ’23 - ‘28 Growth Population: HHI: 2.9M $93K 149K 1.4% 13.2% Population: Median HHI: # of Businesses: Projected ’23 - ‘28 Growth Population: HHI: 461K $76K 20.0K 1.7% 12.7% Harrisburg-Carlisle, PA Chambersburg-Waynesboro, PA Baltimore-Columbia-Towson, MD Lancaster, PA Hagerstown-Martinsburg, MD-WV York-Hanover, PA PF Deposits / Branches:$1.2B / 9 Community Bank Rank: #2 PF Deposits / Branches:$626M / 5 Community Bank Rank: #2 PF Deposits / Branches:$720M / 8 Community Bank Rank: #4 PF Deposits / Branches: $49M / 1 Community Bank Rank: #8 PF Deposits / Branches:$391M / 13 Community Bank Rank: #4 PF Deposits / Branches: $1.5B / 15 Community Bank Rank: #1 Pro Forma Footprint | Markets of Operation by MSA Population: Median HHI: # of Businesses: Projected ’23 - ‘28 Growth Population: HHI: 602K $75K 38.2K 2.5% 11.9%

Pro forma $2.5B Deposits $1.9B Deposits $4.5B Deposits Cost of Deposits: 1.65% Deposit Beta1: 29.1% Loans to Deposits: 89.0% High-Quality Core Deposit Base IB Demand, Savings & MMDA Jumbo Time Deposits Retail Time Deposits Noninterest Bearing Cost of Deposits: 1.84% Deposit Beta1: 30.2% Loans to Deposits: 89.4% Cost of Deposits: 1.73% Deposit Beta1: 29.6% Loans to Deposits: 89.2%

Pro forma $2.3B loans $1.7B loans $4.0B loans Yield on Loans: 5.78% Yield on Loans: 6.08% Yield on Loans: 5.91% Diversified Pro Forma Loan Portfolio CRE & Multi Residential RE C&I Home Equity C&D Other

Enhances Wealth Management Offering $2.7B pro forma assets under management 42% of pro forma non-interest income Combined company provides a full spectrum of wealth management, financial planning and brokerage solutions and services Opportunity to gain market share in growth markets Pro Forma Non-Interest Income Composition1 $2.7B Pro Forma AUM

Thorough management review of all key functional areas for both companies Joint on-site management meetings provided understanding of shared cultural values and business functions Rigorous evaluation of each company’s risk management process, compliance and internal controls and BSA/AML Comprehensive due diligence External review of loan portfolios, supplemented by internal credit risk management teams providing supervision and validation of third-party analysis In-depth review of lending and credit: review of over 50% of both commercial loan portfolios with a significant portion of the commercial credits over $5M reviewed Detailed review of rating procedures and credit philosophy Deep dive in credit Combined team has a track record of successful merger integrations Three completed bank mergers since 2015 combined Key executives of ORRF and CVLY have extensive prior due diligence and merger integration experience Experienced M&A teams Thorough Reciprocal Due Diligence Process Key Functions Credit and Underwriting Technology & Cybersecurity Legal & Compliance Commercial Banking Retail Banking Finance & Accounting Loan & Deposit Ops Human Resources Wealth Management Interest Rate Risk & ALM

# Merger Overview

| | |
|---|---|
| **Merger structure & consideration** | • Merger of equals<br>• Codorus Valley Bancorp, Inc. to merge into Orrstown Financial Services, Inc.; Peoples Bank to merge into Orrstown Bank<br>• 100% stock consideration<br>• 0.875x of a ORRF share for each CVLY share<br>• Implied price per share of $21.31, or approximately $207 million in aggregate[1] |
| **Ownership** | • Approximately 56% ORRF / 44% CVLY |
| **Leadership** | • Thomas Quinn, Jr. (ORRF) \| President & CEO<br>• Craig Kauffman (CVLY) \| Chief Operating Officer<br>• Neelesh Kalani (ORRF) \| Chief Financial Officer |
| **Management succession plans** | • Mr. Quinn will retire from his executive roles on or about June 1, 2025, with Mr. Kauffman succeeding him as President and Chief Executive Officer |
| **Board of directors** | • 13 directors: 7 ORRF / 6 CVLY<br>• Chair: Joel Zullinger<br>• Vice Chair: Rodney Messick |
| **Brand and headquarters** | • Holding company / bank: Orrstown Financial Services, Inc. / Orrstown Bank<br>• Headquarters: Harrisburg, PA<br>• Operations center: York, PA |
| **Timing and approvals** | • Anticipated closing in early Q3 2024<br>• Subject to ORRF and CVLY shareholder approvals and required regulatory approvals |

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Key Merger Assumptions After-tax negative AOCI of approximately $38.4 million1 is accreted back into earnings straight-line over 6 years AOCI ORRF and CVLY earnings per share per street consensus estimates ORRF:$0.82 in 2023Q4 | $2.93 in 2024 | $3.05 in 2025 CVLY:$0.53 in 2023Q4 | $1.75 in 2024 | $2.00 in 2025 Earnings One-time pre-tax merger expenses of approximately $27.5 million Cost savings of approximately 18% of combined noninterest expense base 75% phased-in for 2024 and 100% thereafter Revenue synergies identified but not included in financial model Merger Costs & Synergies Gross credit mark of $14.2 million Non-PCD loan credit mark: $8.5 million, accreted back into earnings over 4 years (straight-line) PCD loan credit mark: $5.7 million Day-2 CECL reserve equal to $8.5 million Loan Credit Mark Interest Rate Marks (Pre-Tax) Loan portfolio write-down of $76.2 million (amortized straight-line over 4 years) Time deposits write-down of $6.4 million (amortized straight-line over 2 years) Trust preferred securities write-down of $1.3 million (amortized straight-line over 10 years) Subordinated debt write-down of $2.6 million (amortized straight-line over 5 years) Other $58.5 million core deposit intangible, amortized over 10 years sum-of-the-years digits 100% of restructuring charges realized at the close of the transaction Pre-tax cost of cash of 5.0% and marginal tax rate of 21% All stock transaction ORRF is the legal and accounting acquiror CVLY options exchanged for ORRF options Structural Elements

Earnings Impact TBV Impact Pro Forma Capital5 (20.9%) Dilution at Close 2.6 years Earnback4 ~21% 2024E EPS Accretion ~46% 2025E EPS Accretion 6.8% TCE / TA 7.9% Leverage Ratio 9.5% Tier 1 Ratio 11.8% TRBC Ratio GAAP Metrics Financially compelling transaction with significantly increased profitability (Excl. AOCI & Rate Marks) 2024E Cash EPS Accretion3 2025E Cash EPS Accretion3 Dilution at Close Earnback4 TCE / TA Leverage Ratio Tier 1 Ratio TRBC Ratio Pro Forma Financial Impact GAAP Metrics2 (Excl. CECL Day-2 Double Count) ~19% 2024E EPS Accretion ~43% 2025E EPS Accretion (19.4%) Dilution at Close 2.5 years Earnback4 6.9% TCE / TA 8.0% Leverage Ratio 9.7% Tier 1 Ratio 11.8% TRBC Ratio

Top-Tier Pro Forma Profitability Efficiency Ratio Return on Average Assets Return on Average Equity 2025 Estimated Profitability: Pro Forma Company1 vs. Peers2 Pro Forma Pro Forma Pro Forma

Profitability 2025E GAAP2 2025E Cash3 ROAA 1.50% 1.29% 0.88% 0.92% ROAE 16.3% 14.0% 8.9% 10.4% Net interest margin 4.04% 3.55% 3.01% 3.40% Efficiency ratio 49.5% 55.0% 62.8% 55.9% Fee income / revenue 17.9% 19.9% 11.8% 19.2% Implied Trading Multiples Price / 2025 EPS4 5.5x 6.4x 9.3x 10.1x Trading multiple differential to GAAP 71% 85% Potential for Significant Shareholder Value Creation Pro Forma Peers 2025 Estimated1 Median Top Quartile

Merger Synergies & Profitability Acceleration 2025E Noninterest Expense / Avg. Assets 2025E Efficiency Ratio Achievable Cost Savings $25M in annual pre-tax cost savings identified 18% of combined operating expense Inclusive of incremental expenses Elimination of redundancies will enhance operating leverage going forward Both companies have experience in successful M&A integrations and a history of executing on cost savings initiatives

Both banks have served their respective markets for over 100 years and will maintain their strong presence Contiguous branch networks ensure continued involvement in and support of local communities Deep commitment to community banking business model Community Merger Benefits All Stakeholders Clients Greater capabilities and expanded product suite Increased scale enables continued technology investment and client experience improvements Increased lending capacity will support growth of the existing client base Aligned corporate culture and operational philosophy Balanced leadership composition will be inclusive of each team Greater scale provides additional career mobility for our combined employees Strengthens our ability to recruit and retain top-tier talent across our combined markets Employees Materially accretive to each entity’s EPS, ROA and ROE Pro forma market capitalization enhances shareholder liquidity Significant upside for all shareholders with successful integration, execution and delivery of estimated performance metrics Shareholders + + +

Appendix

Tangible Book Value Per Share Dilution 2025 Earnings Per Share Accretion Pro Forma Reconciliation